                                                                Exhibit: 10.46FT


                        COLLATERAL ASSIGNMENT OF PATENTS

         THIS COLLATERAL ASSIGNMENT OF PATENTS (the "Assignment"), dated as of March 31, 1998, is by and between FUTECH INTERACTIVE PRODUCTS, INC., an Arizona corporation (the "Assignor") and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "Assignee").

                                   WITNESSETH

         WHEREAS, the Assignor and the Assignee have entered into a Financing Agreement of even date herewith (the "Financing, Agreement"), pursuant to which the Assignee has agreed to extend certain credit accommodations to the Assignor under the terms and conditions set forth therein (all terms capitalized and used herein without being defined shall have the meaning given them in the Financing Agreement);

         WHEREAS, the Assignor has pledged and granted to the Assignee a security interest in the property described in a Security Agreement of even date herewith (the "Security Agreement") by and between Assignor and Assignee which property includes general intangibles, including, without limitation, applications for patents, applications for trademarks, trade names, copyrights, patents, inventions and trade secrets;

         WHEREAS, the Assignor owns the patents set forth in Exhibit A attached hereto, and the patents so listed are registered or application has been made for such registration as noted in Exhibit A in the United States Patent and Trademark Office; and

         WHEREAS, in order to induce the Assignee to enter into the Financing Agreement and extend the credit accommodations to the Assignor thereunder, and in order to secure the payment and performance of (a) all indebtedness, liabilities and obligations of the Assignor to the Assignee of every kind, nature or description under the Financing Agreement, including the Assignor's obligation on any promissory note or notes under the Financing Agreement and any note or notes hereafter issued in substitution or replacement thereof, (b) all liabilities of the Assignor under this Agreement, the Security Agreement or any other Loan Document, and (c) any and all liabilities and obligations of the Assignor to the Assignee of every kind, nature and description, whether direct or indirect or hereafter acquired by the Assignee from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred (the "Liabilities"), the Assignor is willing to enter into this Assignment.

         NOW, THEREFORE, in consideration of the premises and to induce the Assignee to extend credit accommodations under the Financing Agreement, the parties hereto agree as follows:

         1. The Assignor does hereby assign all of its right, title and interest in and to all of the present United States patents and the registrations and applications therefor owned by the Assignor (the "Patents"), including but not limited to those set forth on Exhibit A, and including, without limitation, all proceeds thereof together with the right to recover for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof, said Patents to be held and enjoyed by the Assignee, for its own use and behalf, and for its legal representatives, successors and assigns, as fully and entirely as the same would have been held by the Assignor had this Assignment not been made. The foregoing assignment shall be effective only upon the occurrence of an Event of Default under the Security Agreement and upon written notice by the Assignee to the Assignor of the acceptance by the Assignee of this Assignment; unless and until the acceptance of this Assignment, this Assignment shall have no effect. After the occurrence and continuation of an Event of Default under the Security Agreement, the Assignee shall be entitled to transfer the Patents pursuant to an Assignment of Patents substantially in the form of Exhibit B. Assignor hereby irrevocably authorizes the Assignee to date these undated Assignments of Patents and otherwise complete such Assignment at time of transfer.

                  2. The Assignor hereby covenants and warrants that:

                  (a) except for applications pending, to the best of the Assignor's knowledge, the Patents listed on Exhibit A have been duly issued and are registered and subsisting and have not been adjudged invalid or unenforceable in whole or in part;

                  (b) to the best of the Assignor's knowledge, each of the Patents listed on Exhibit A is valid and enforceable;

                  (c) no claim has been made to the Assignor or, to the knowledge of the Assignor, to any other person, that any of the Patents or use of the inventions described therein does or may violate the rights of any third person and no claim has been made by the Assignor that any other person is infringing upon the rights of the Assignor under the Patents;

                  (d) the Assignor has the unqualified right to enter into this Assignment and perform its terms;

                  (e) the Assignor will be, until the Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, in compliance with statutory notice requirements relating to the Patents;

                  (f) to the best of Assignor's knowledge, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents listed on Exhibit A, free and clear of any liens, charges and encumbrances, including without limitation, licenses and covenants by the Assignor not to sue third persons;

                  (g) the Patents listed on Exhibit A are all of the United States Patents and applications therefor now owned by the Assignor; and

                  (h) the Assignor will, at any time upon request, communicate to the Assignee, its successors and assigns, any facts relating to the Patents or the history thereof as may be known to the Assignor or its officers, employees and agents, and cause such officers, employees and agents to testify as to the same in any infringement or other litigation at the request of the Assignee.

                  3. The Assignor agrees that, until the rights of the Assignee in the Patents are terminated pursuant to Section 6, it will not enter into any agreement that is in conflict with its obligations under this Assignment.

                  4. If, before the Liabilities shall have been satisfied in full, the Assignor shall obtain rights to any new patent, or become entitled to the benefit of any patent application,

                                        2
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registration or any renewal or extension of any patent registration, such shall be included in the definition of "Patents" as used in this Assignment (except for purposes of Section 2 hereof), Section I hereof shall automatically apply thereto, and the Assignor shall give to the Assignee prompt notice thereof in writing. The Assignor authorizes the Assignee to modify this Assignment by amending Exhibit A to include any future patent.

                  5. The Assignor agrees not to sell, assign or encumber its interest in, or grant any license with respect to, any of the Patents, except for the licenses listed on Exhibit C attached hereto.

                  6. The Assignor agrees that it will authorize, execute and deliver to Assignee all documents requested by Assignee to facilitate the purposes of this Assignment, including, but not limited to, documents required to record Assignee's interest in any appropriate office in any domestic or foreign jurisdiction. At such time as the Financing Agreement and the other Loan Documents shall have been terminated in accordance with their terms, the Assignee shall on demand of the Assignor execute and deliver to the Assignor all termination statements and other instruments as may be necessary or proper to terminate this Assignment and assign to the Assignor all the Assignee's rights in the Patents, subject to any disposition thereof which may have been made by the Assignee pursuant hereto or pursuant to the Loan Documents.

                  7. The Assignor shall have the duty, through counsel reasonably acceptable to the Assignee, (i) to prosecute diligently any pending Patent application as of the date of this Assignment or thereafter until the Financing Agreement and the Loan Documents shall have been terminated in accordance with their terms; provided, that the Assignor may abandon any such application upon thirty days' written notice to the Assignee, (ii) to make application on those patentable inventions, products and processes which are unregistered but capable of being registered and which a prudent person would reasonably cause to be registered and (iii) to preserve and maintain all rights in all Patents which a prudent person would reasonably preserve and maintain. Any expenses incurred in connection with applications that constitute Patents shall be borne by the Assignor. The Assignor shall not abandon any application presently pending that constitutes a Patent without the written consent of the Assignee.

                  8. The Assignee shall have the right but shall in no way be obligated to bring suit in its own name to enforce or to defend the Patents and any license thereunder if the Assignor has failed to bring such suit in circumstances in which a prudent person would have brought such suit. The Assignor shall at the request of the Assignee do any and all lawful acts and execute any and all proper documents required by the Assignee in aid of such enforcement or defense (including, without limitation, participation as a plaintiff or defendant in any proceeding) and, if Assignor has failed to bring such suit in circumstances in which a prudent person would have brought such suit, the Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all reasonable costs and expenses incurred by the Assignee in the exercise of its rights under this Section.

                  9. This Assignment shall also serve to evidence the security interest in the Patents granted by the Assignor to the Assignee pursuant to the Security Agreement.

                  10. No course of dealing between the Assignor and the Assignee, failure to exercise, nor any delay in exercising, on the part of the Assignee, with respect to any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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
                  11. All of the Assignee's rights and remedies with respect to the Patents, whether established hereby, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

                  12. This Assignment is subject to modification only by a writing signed by the parties, except as provided in Section 4 hereof.

                  13. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

                  14. Upon payment in full of all Liabilities (other than Assignor's unmatured indemnity obligations under any Loan Document) and the expiration of any obligation of the Assignee to extend credit accommodations to the Assignor, this Assignment shall terminate and all rights to the Patents shall revert to the Assignor.

                  15. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF) OF (I) THE UNITED STATES OF AMERICA AS TO RIGHTS AND INTERESTS HEREUNDER WHICH ARE REGISTERED OR FOR THE REGISTRATION OF WHICH APPLICATION IS PENDING WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE AND (II) THE STATE OF MINNESOTA IN ALL OTHER RESPECTS. WHENEVER POSSIBLE, EACH PROVISION OF THIS ASSIGNMENT AND ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ASSIGNMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS ASSIGNMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED
HEREBY OR RELATING HERETO. IN THE EVENT OF ANY CONFLICT WITHIN, BETWEEN OR AMONG THE PROVISIONS OF THIS ASSIGNMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR RELATING HERETO OR THERETO, THOSE PROVISIONS GIVING THE ASSIGNEE THE GREATER RIGHT SHALL GOVERN.

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                  IN WITNESS WHEREOF, the Assignor has executed this instrument.

                                             FUTECH INTERACTIVE PRODUCTS, INC.

                                             By     /s/ Vincent W. Goett

                                             Title     CEO

               Signature Page to Collateral Assignment of Patents

                                                                    EXHIBIT A TO
                                                COLLATERAL ASSIGNMENT OF PATENTS

                              UNITED STATES PATENTS

Title                                         Patent No./App. No.                         Issue Date                Filing Date
-----                                         -------------------                         ----------                -----------
Gick
  Decorative Novelty Articles                      5,735,453                                  4/7/98                11/14/95
Futech
  Method of combining audio
  and visual indicia                               5,609,488                                 3/11/97                 2/14/94
  Apparatus for combining
  audio and visual indicia                         5,484,292                                 1/16/96                11/24/92
  Electronic book                                  5,417,575                                 5/23/95                 4/14/92
  Electronic book                                  5,167,508                                 12/1/92                 4/14/91

                                                                    EXHIBIT B TO
                                                COLLATERAL ASSIGNMENT OF PATENTS

                              ASSIGNMENT OF PATENTS

                  WHEREAS, FUTECH INTERACTIVE PRODUCTS, INC., an Arizona corporation (hereinafter "Assignor"), is the owner by assignment of the entire right, title and interest in and to certain United States Letters Patent, together with the invention(s) disclosed therein.

                  WHEREAS,                        , of
(hereinafter "Assignee"), is desirous of acquiring the entire right, title, and interest in and to the aforesaid Letters Patent, together with the invention(s) disclosed therein, any and all causes of action and rights of recovery for past infringements of said Letters Patent, and all of the rights vested in said Assignor herein by virtue of the instruments of assignment and/or by virtue of other instruments pursuant to which Assignor became vested with said ownership, including the right, title, and interest in and to any and all improvements acquired pursuant to the terms of said instruments of assignment.

                  NOW, THEREFORE, for good and valuable consideration received by Assignor from Assignee, the receipt in full of which is hereby acknowledged,

                  1. Said Assignor hereby sells, assigns, transfers and conveys unto said Assignee the entire right, title and interest in and to said Letters Patent of the United States together with the invention(s) disclosed therein, including each and every Letters Patent which is granted on any application which is a division, substitution or continuation of said Letters Patent, and in and to each and every reissue or extension of said Letters Patent.

                  2. Said Assignor further sells, assigns, transfers and conveys unto said Assignee the entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Letters Patent herein assigned.

                  3. The terms, covenants and provisions of this Assignment shall inure to the benefit of Assignee, its successors, assigns, and/or legal representatives, and shall be binding upon said Assignor, its successors, assigns and/or other legal representatives.

                  4. Said Assignor hereby irrevocably authorizes U.S. Bancorp Republic Commercial Finance, Inc. to date this undated Assignment and otherwise complete the Assignment at the time of transfer.

                  IN WITNESS WHEREOF, said                      has executed and
delivered this instrument this               day of                   , 19     .

                                             FUTECH INTERACTIVE PRODUCTS, INC.

                                             By

                                             Title

                                                                    EXHIBIT C TO
                                                COLLATERAL ASSIGNMENT OF PATENTS

                                PATENT LICENSES

Licensee                                                    Date License Expires
--------                                                    --------------------
Golden Books Family Entertainment, Inc.                           8/14/2001
888 Seventh Ave.
NY, NY 10106-4100

                              ASSIGNMENT OF PATENTS

                  WHEREAS, FUTECH INTERACTIVE PRODUCTS, INC., an Arizona corporation (hereinafter "Assignor"), is the owner by assignment of the entire right, title and interest in and to certain United States Letters Patent, together with the invention(s) disclosed therein.

                  WHEREAS,                       , of
(hereinafter "Assignee"), is desirous of acquiring the entire right, title, and interest in and to the aforesaid Letters Patent, together with the invention(s) disclosed therein, any and all causes of action and rights of recovery for past infringements of said Letters Patent, and all of the rights vested in said Assignor herein by virtue of the instruments of assignment and/or by virtue of other instruments pursuant to which Assignor became vested with said ownership, including the right, title, and interest in and to any and all improvements acquired pursuant to the terms of said instruments of assignment.

                  NOW, THEREFORE, for good and valuable consideration received by Assignor from Assignee, the receipt in full of which is hereby acknowledged,

                  1. Said Assignor hereby sells, assigns, transfers and conveys unto said Assignee the entire right, title and interest in and to said Letters Patent of the United States together with the invention(s) disclosed therein, including each and every Letters Patent which is granted on any application which is a division, substitution or continuation of said Letters Patent, and in and to each and every reissue or extension of said Letters Patent.

                  2. Said Assignor further sells, assigns, transfers and conveys unto said Assignee the entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Letters Patent herein assigned.

                  3. The terms, covenants and provisions of this Assignment shall inure to the benefit of Assignee, its successors, assigns, and/or legal representatives, and shall be binding upon said Assignor, its successors, assigns and/or other legal representatives.

                  4. Said Assignor hereby irrevocably authorizes U.S. Bancorp Republic Commercial Finance, Inc. to date this undated Assignment and otherwise complete this Assignment at the time of transfer.

                    IN WITNESS WHEREOF, said CEO, has executed and delivered this instrument this 31st day of March, 1998.

                                                    FUTECH INTERACTIVE PRODUCTS,
                                                    INC.

                                                    By      /s/ Vincent W. Goett

                                                    Title   /s/ CEO